UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): March 14, 2005

                            DVI Receivables X,L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                333-74901-05               23-3006238
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       (State or Other              (Commission             (IRS Employer
Jurisdiction of Incorporation)     File Number)         Identification Number)

                      29 DALEY CIRCLE, MARLBOROGH, MA 01752

           Registrant's Telephone Number, Including Area Code: (508)460-1585

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 10, 2005, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables X, L.L.C., the servicer report for the payment date March14, 2005 attached hereto as Exhibit
99.1 (the "March Report").

USBPS has certified to the March Report. The March Report has not been approved by any third party, including the Trustee.

Item 9.01 Financial Statements and Exhibits

         (a)     Exhibits

                 99.1  -   DVI Receivables X, L.L.C. 1999-2 Servicer Report for
                           the Payment Date March 14, 2005

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DVI Receivables X, L.L.C.,
                                      by its Managing Member,
                                      DVI Receivables Corp. VIII

                                      By:   /s/ Dennis Buckley
                                         -----------------------------
                                            Dennis Buckley
                                            Vice President

Dated: March 30, 2005